Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	March 31, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 125.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 2.8%
The Ministry of Finance and Planning, Government of the United Republic of Tanzania 4.868% (EUR003M + 5.400%) due 04/26/2028 ~	EUR	700	$772

Total Loan Participations and Assignments (Cost $775)			772

CORPORATE BONDS & NOTES 82.7%
BANKING & FINANCE 24.3%
1MDB Global Investments Ltd. 4.400% due 03/09/2023		$1,000	978
American Tower Corp. 2.950% due 01/15/2051		300	237
Banco Mercantil del Norte S.A. 5.875% due 01/24/2027 (a)		400	371
Brazil Minas SPE via State of Minas Gerais 5.333% due 02/15/2028		240	244
Corsair International Ltd.
4.850% due 01/28/2027 «	EUR	600	630
5.200% due 01/28/2029 «		200	209
Huarong Universe Investment Holding Ltd. 1.625% due 12/05/2022		300	311
Kuwait Projects Co. SPC Ltd. 4.500% due 02/23/2027		$600	544
LMIRT Capital Pte Ltd. 7.250% due 06/19/2024		200	199
Massachusetts Mutual Life Insurance Co. 3.375% due 04/15/2050		100	90
Republic of Angola Via Avenir Issuer Ireland DAC 6.927% due 02/19/2027		1,000	949
Shriram Transport Finance Co. Ltd.
4.150% due 07/18/2025		200	191
4.400% due 03/13/2024		200	196
Temasek Financial Ltd. 2.375% due 08/02/2041		1,000	880
Trust Fibra Uno 6.390% due 01/15/2050		500	505

			6,534

INDUSTRIALS 39.2%
AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		300	282
3.750% due 10/01/2030		300	281
Charter Communications Operating LLC 3.850% due 04/01/2061		300	242
CSN Resources SA 4.625% due 06/10/2031		200	183
Ecopetrol SA 5.875% due 05/28/2045		600	527
Empresa de los Ferrocarriles del Estado 3.068% due 08/18/2050		500	373
Empresa Electrica Cochrane SpA 5.500% due 05/14/2027		555	534
Fortune Star BVI Ltd. 5.050% due 01/27/2027		200	170
GC Treasury Center Co. Ltd. 4.300% due 03/18/2051		200	186
Globe Telecom, Inc. 3.000% due 07/23/2035		500	400
Guara Norte SARL 5.198% due 06/15/2034		864	794
Health & Happiness H&H International Holdings Ltd. 5.625% due 10/24/2024		200	179
Indofood CBP Sukses Makmur Tbk PT 3.398% due 06/09/2031		300	269
Melco Resorts Finance Ltd. 5.250% due 04/26/2026		300	273
Metalsa S A P I De Cv 3.750% due 05/04/2031		300	261
OCP SA 5.125% due 06/23/2051		500	417

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2022 (Unaudited)

Oracle Corp. 3.600% due 04/01/2040		300	261
Petroleos del Peru SA 5.625% due 06/19/2047		1,000	842
Petroleos Mexicanos
6.375% due 01/23/2045		1,400	1,123
6.750% due 09/21/2047		600	489
Prosus NV 3.680% due 01/21/2030		200	175
ReNew Power Pvt Ltd. 6.450% due 09/27/2022		200	201
Singapore Airlines Ltd. 3.375% due 01/19/2029		300	287
T-Mobile USA, Inc. 3.600% due 11/15/2060		300	259
Tullow Oil PLC 10.250% due 05/15/2026		200	204
Unigel Luxembourg SA 8.750% due 10/01/2026		200	211
Vale SA 3.202% due 12/29/2049 «~(a)	BRL	10,530	1,132

			10,555

UTILITIES 19.2%
FEL Energy SARL 5.750% due 12/01/2040		$868	781
Galaxy Pipeline Assets Bidco Ltd. 2.940% due 09/30/2040		786	712
Greenko Solar Mauritius Ltd. 5.950% due 07/29/2026		200	204
Indika Energy Capital Pte Ltd. 8.250% due 10/22/2025		300	304
Instituto Costarricense de Electricidad 6.375% due 05/15/2043		300	250
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039		785	787
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		600	542
Oi SA 10.000% due 07/27/2025		400	303
Peru LNG SRL 5.375% due 03/22/2030		200	177
Poinsettia Finance Ltd. 6.625% due 06/17/2031		863	846
Southern California Edison Co. 2.950% due 02/01/2051		300	246

			5,152

Total Corporate Bonds & Notes (Cost $21,881)			22,241

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%
Mortimer BTL PLC 1.370% due 06/21/2052 •	GBP	88	117
Primrose Residential DAC 0.188% due 03/24/2061	EUR	92	101
Shamrock Residential DAC 0.288% due 12/24/2059		88	97
Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	GBP	84	111
1.155% due 01/20/2054		100	131
Trinity Square PLC 0.936% due 07/15/2059		84	110

Total Non-Agency Mortgage-Backed Securities (Cost $669)			667

SOVEREIGN ISSUES 37.3%
Airport Authority 2.625% due 02/04/2051		$600	484
Argentina Government International Bond 1.125% due 07/09/2035 þ		3,000	921
Chile Government International Bond 3.100% due 05/07/2041		600	529
Colombia Government International Bond 4.125% due 02/22/2042		1,000	784
Dominican Republic International Bond 5.300% due 01/21/2041		900	784
Ecuador Government International Bond
0.500% due 07/31/2040 þ		200	115
1.000% due 07/31/2035 þ		200	131
Egypt Government International Bond 7.903% due 02/21/2048		200	163
Emirate of Dubai Government International Bonds 3.900% due 09/09/2050		1,500	1,281

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2022 (Unaudited)

Ghana Government International Bond 7.750% due 04/07/2029		1,200	884
Jordan Government International Bond 7.375% due 10/10/2047		600	548
Kenya Government International Bond 8.250% due 02/28/2048		300	268
Morocco Government International Bond 1.500% due 11/27/2031	EUR	300	273
Nigeria Government International Bond 7.625% due 11/28/2047		$1,000	835
Oman Government International Bond 6.500% due 03/08/2047		500	492
Pakistan Government International Bond 8.875% due 04/08/2051		200	139
Peru Government International Bond 3.600% due 01/15/2072		300	259
Romania Government International Bond 2.625% due 12/02/2040	EUR	300	254
Senegal Government International Bond 6.750% due 03/13/2048		$200	173
Serbia Government International Bond 1.500% due 06/26/2029	EUR	300	283
Sri Lanka Government International Bond 5.750% due 04/18/2023		$300	150
Turkey Government International Bond 6.000% due 01/14/2041		200	157
Ukraine Government International Bond 7.375% due 09/25/2032		300	127

Total Sovereign Issues (Cost $9,727)			10,034

Total Investments in Securities (Cost $33,052)			33,714

Total Investments 125.3% (Cost $33,052)			$33,714
Financial Derivative Instruments (b)(c) (0.0)%(Cost or Premiums, net $(3))			(8)
Other Assets and Liabilities, net (25.3)%			(6,808)

Net Assets 100.0%			$26,898

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

MEI	0.900%	03/31/2022	05/02/2022	$(1,541)	$(1,541)
SOG	1.130	03/31/2022	06/30/2022	(229)	(229)
1.130	04/01/2022	07/01/2022	(1,176)	(1,176)
UBS	(0.400)	04/01/2022	05/04/2022	EUR	(211)	(234)
(0.350)	04/01/2022	05/04/2022	(449)	(497)
(0.300)	04/01/2022	05/04/2022	(238)	(263)

Total Reverse Repurchase Agreements	$(3,940)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(91) at a weighted average interest rate of 0.900% Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(b)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Euro-Bund 10-Year Bond June Futures	06/2022	3	$(527)	$4	$1	$(5)
Euro-Buxl 30-Year Bond June Futures	06/2022	1	(206)	0	0	(3)

Total Futures Contracts	$4	$1	$(8)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Asset	Liability

CDX.EM-37 5-Year Index	1.000%	Quarterly	06/20/2027	$100	$(6)	$0	$(6)	$0	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	OIS GBP SONIO/1.75000 03/16/22-3Y LCH	1.750%	Annual	03/16/2025	GBP	300	$3	$0	$3	$0	$0

Total Swap Agreements	$(3)	$0	$(3)	$0	$0

cash of $39 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2022 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2022	EUR	752	$830	$0	$(3)
05/2022	GBP	358	473	3	0
MYI	05/2022	EUR	300	334	2	0
RBC	05/2022	$189	EUR	172	1	0
UAG	05/2022	EUR	1,056	$1,170	0	0
05/2022	$1,001	EUR	900	0	(4)

Total Forward Foreign Currency Contracts	$6	$(7)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022

Investments in Securities, at Value
Loan Participations and Assignments	$0	$772	$0	$772
Corporate Bonds & Notes
Banking & Finance	0	5,695	839	6,534
Industrials	0	9,423	1,132	10,555
Utilities	0	5,152	0	5,152
Non-Agency Mortgage-Backed Securities	0	667	0	667
Sovereign Issues	0	10,034	0	10,034

Total Investments	$0	$31,743	$1,971	$33,714

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	0	0	1
Over the counter	0	6	0	6

$1	$6	$0	$7
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	0	0	(8)
Over the counter	0	(7)	0	(7)

$(8)	$(7)	$0	$(15)

Total Financial Derivative Instruments	$(7)	$(1)	$0	$(8)

Totals	$(7)	$31,742	$1,971	$33,706

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)

Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$856	$0	$0	$0	$(17)	$0	$0	$839	$0
Industrials	0	1,061	0	0	0	71	0	0	1,132	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2022 (Unaudited)

Totals	$0	$1,917	$0	$0	$0	$53	$0	$0	$1,971	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance		$839	Proxy Pricing			Base Price			95.035-95.248	95.088
Industrials		1,132	Reference Instrument			Weighted Average		BRL	52.705	—

Total		$1,971

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. The Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.

They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps

Notes to Financial Statements (Cont.)

and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	RBC	Royal Bank of Canada	UAG	UBS AG Stamford
MEI	Merrill Lynch International	SOG	Societe Generale Paris	UBS	UBS Securities LLC
MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD ( or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
DAC	Designated Activity Company	OIS	Overnight Index Swap	TBA	To-Be-Announced